UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2007

LIBERTY STAR URANIUM & METALS CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50071

(Commission File Number)

90-0175540

(IRS Employer Identification No.)

3024 E. Fort Lowell Road, Tucson, Arizona 85716

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 520-731-8786

Liberty Star Gold Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 6, 2007, we completed a merger with our subsidiary, Liberty Star Uranium & Metals Corp. As a result, we have changed our name from “Liberty Star Gold Corp.” to “Liberty Star Uranium & Metals Corp.” We changed the name of our company to better reflect the direction and business of our company.

Item 7.01.	Regulation FD Disclosure

The name change became effective with NASDAQ’s Over-the-Counter Bulletin Board at the opening for trading on April 16, 2007 under the new stock symbol “LBSU”. Our new CUSIP number is 53123Q10 3.

On April 16, 2007, we announced the progress on our Elle Joint Venture.

Item 9.01.	Financial Statements and Exhibits.

99.1         Articles of Merger filed with the Secretary of State of Nevada on April 4, 2007 and which is effective April 6, 2007.

99.2         News Release dated April 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM AND METALS CORP.

/s/ James Briscoe

James Briscoe, President and Director

Date: April 18, 2007